EXHIBIT 10.16

                      AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS AMENDMENT TO ASSET PURCHASE AGREEMENT, effective as of December 1, 1998, by and among PATIENT INFOSYSTEMS ACQUISITION CORP., a Delaware corporation ("Buyer"); PATIENT INFOSYSTEMS, INC., a Delaware corporation ("Parent"); and HEALTHDESK CORPORATION, a California corporation ("Seller").

                                    RECITALS:

         WHEREAS, the parties are parties to an Asset Purchase Agreement, dated as of September 29, 1998 (the "Agreement"; capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement), pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, substantially all of the assets and properties used in the Business;

         WHEREAS, the parties desire to amend the Agreement to extend the closing date and termination dates, all as more fully set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1........Article  3 of the Agreement is amended to change the reference to "November 30, 1998" in the last sentence to "January 31, 1999."

         2........Section 16.2 of the Agreement is amended to change each reference to "November 30, 1998" therein to "January 31, 1999."

         3........Except  as specifically  amended by and/or  inconsistent  with this Amendment, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect and are hereby ratified, adopted and confirmed in all respects. All references to the Agreement in any document or instrument shall hereafter be deemed to refer to the Agreement as amended by this Amendment.

         4........This Amendment may be executed in multiple counterparts,  each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement and shall become effective when one or more counterparts have been executed by each of the parties and delivered to the others.

         5........This Amendment shall be governed by the laws of the State o
 New York.



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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment as of the date and year set forth above.

         .........                                  PATIENT INFOSYSTEMS
         .........                                  ACQUISITION CORP.


         .........                                 By: /s/  Donald A. Carlberg
                                                       -----------------------
         .........                                 Name:  Donald A. Carlberg
         .........                                 Title:   President & CEO


         .........                                 PATIENT INFOSYSTEMS, INC.
 .......                                            By: /s/ Donald A. Carlberg
                                                       ----------------------
         .........                                 Name:  Donald A. Carlberg
         .........                                 Title:  President & CEO

         .........                                 HEALTHDESK CORPORATION

         .........                                 By:  /s/ Joseph R. Dunham II
                                                      ------------------------
         .........                                 Name:  Joseph R. Dunham II
         .........                                 Title:  Director